UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2007

Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (IRS Employer Identification No.)

1201 South Second Street
Milwaukee, Wisconsin  53204
(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On November 9, 2007, the Company entered into change of control agreements with Keith D. Nosbusch, Theodore D. Crandall, Steven A. Eisenbrown and Douglas M. Hagerman (the “Agreements”). The Agreements become effective if there is a change of control of the Company by September 30, 2010. The Agreements provide for continuing employment of the executives for two years after a change of control on conditions no less favorable than those in effect before the change of control. If the executive’s employment is terminated during that two year period without cause or if the executive terminates his employment for good reason during that period, the executive is entitled to the following severance benefits: (i) a lump sum payment equal to two times (three times for Mr. Nosbusch) annual compensation, including salary and bonus, (ii) a prorated annual bonus, (iii) continued participation in medical, welfare and other benefit plans and programs and perquisites for two years (three years for Mr. Nosbusch), (iv) outplacement services, and (v) an additional payment, if necessary, to compensate for any excise tax imposed on these change of control payments. In addition, under the Agreements the executives agreed to certain confidentiality provisions. The terms “change of control”, “good reason” and “cause” as used above are defined in the Agreements.

            The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the Agreement with Mr. Nosbusch and the form of Agreement with the other officers, copies of which are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

             99.1     Change of Control Agreement dated as of November 9, 2007 between the Company and Keith D. Nosbusch.

             99.2     Form of Change of Control Agreement dated as of November 9, 2007 between the Company and each of Theodore D. Crandall, Steven A. Eisenbrown and Douglas M. Hagerman.

(Page 2 of 4 Pages)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman

Douglas M. Hagerman Senior Vice President, General Counsel and Secretary

Date: November 15, 2007 (Page 3 of 4 Pages) EXHIBIT INDEX

Exhibit Number	Description
99.1	Change of Control Agreement dated as of November 9, 2007 between the Company and Keith D. Nosbusch
99.2	Form of Change of Control Agreement dated as of November 9, 2007 between the Company and each of Theodore D. Crandall, Steven A. Eisenbrown and Douglas M. Hagerman

(Page 4 of 4 Pages)